ALLIANZ VISIONSM NEW YORK VARIABLE ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK AND ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
Rate Sheet Supplement dated February 2, 2021
to the
Prospectus dated May 1, 2020 for contracts issued on or after April 29, 2013 and the
Prospectus dated May 1, 2020 for contracts issued on or prior to April 26, 2013
This Income Protector Rate Sheet Supplement (this Supplement) should be read and retained with the prospectus for VisionSM New York. If you would like another copy of the current prospectus or the current Rate Sheet Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com.
This Supplement provides the current Income Protector rider rates and replaces and supersedes any previously issued Rate Sheet Supplement(s), and must be used in conjunction with the current effective VisionSM New York prospectus.
The rider rates below apply to applications* signed from February 2, 2021 to February 28, 2021.
Beginning March 1, 2021 we will no longer issue new VisionSM New York Contracts and you will no longer be able to add Income Protector to either a newly issued or inforce Contract.
Income Protector Rider Rates
Annual Increase Percentage used to calculate the Annual Increase	Number of Guarantee Years used to calculate the Annual Increase	Payment Percentages Table
4%, which is 1.00% simple interest applied on quarterly anniversaries	30	Covered Person’s age for single Lifetime Plus Payments		Younger Covered Person’s age for joint Lifetime Plus Payments
		60 – 64 65 – 79 80+	3.50% 4.00% 5.00%	60 – 64 65 – 79 80+	3.00% 3.50% 4.50%

NOTE: For this Supplement, the minimum exercise age that Lifetime Plus Payments can begin is age 60.

VNY-0221
(VNY-400, VNY-146)